Exhibit 32

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-Q for the period ended September 30, 2007 (the "Report"), I, George R. Jensen, Jr., Chief Executive Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George R. Jensen, Jr.
George R. Jensen, Jr.
Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-Q for the period ended September 30, 2006 (the "Report"), I, David M. DeMedio, Chief Financial Officer of the Company, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. DeMedio
David M. DeMedio
Chief Financial Officer